                                                                  CONFORMED COPY


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 19, 2000

                             WHIRLPOOL CORPORATION
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      1-3932                   38-1490038
----------------------------       ----------------          -------------------
(State or other jurisdiction       (Commission File           (I.R.S. Employer
      of incorporation)                 Number)              Identification No.)


          2000 M63 North, Benton Harbor, Michigan          49022-2692
          -----------------------------------------------------------
          (Address of principal executive officers)        (Zip Code)


                                (616) 923-5000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

Item 5.   Other Events

     On April 19, 2000, the Company announced its first quarter 2000 earnings. For the quarter, net earnings were $112 million, or $1.52 per diluted share, up 32 percent from first-quarter 1999 core earnings of $88 million or $1.15 per diluted share. The first quarter results include a net pension credit of 12 cents per diluted share. For the full-year 2000, the Company expects to recognize a net pension plan credit of approximately 50 cents per diluted share and expects to recognize similar annual pension plan credits for the next 3 to 5 years. Core earnings for 1999 excluded the Brazilian current devaluation. Reported 1999 first quarter net earnings were $28 million or 36 cents per diluted share.


Item 7.   Financial Statements and Exhibits

     Copy of press release dated April 19, 2000.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       WHIRLPOOL CORPORATION
                                       Registrant



Date: April 24, 2000                   By: /s/ Robert T. Kenagy
                                          ----------------------------------
                                       Name:   Robert T. Kenagy
                                       Title:  Associate General Counsel and
                                               Secretary

             WHIRLPOOL CORPORATION POSTS RECORD QUARTERLY RESULTS
     Company's 14th Consecutive Quarter Of 20 Percent Or More Improvement

     BENTON HARBOR, Mich. - Apr. 19, 2000 - Whirlpool Corporation (NYSE:WHR) today reported that it extended a trend of strong global operating performance improvement through the first quarter of 2000 posting a 32 percent increase in quarterly earnings per share, producing the best quarterly results in its history.

     For the quarter, net earnings were $112 million, or $1.52 per diluted share, up 32 percent from first-quarter 1999 core earnings of $88 million or $1.15 per diluted share. Core earnings for 1999 excluded the Brazilian currency devaluation. Reported 1999 first quarter net earnings were $28 million or 36 cents per diluted share.

     "We continue to see positive momentum across our global operations as evidenced by 14 consecutive quarters in which core earnings per share have improved in excess of 20 percent from the prior-year period," said Whirlpool Chairman and CEO David R. Whitwam. "We're consistently delivering strong growth and improving results. Our global momentum continues to be driven by the growth of our leading brand names around the world and by our industry-leading global business structure that we are leveraging across our operations with exceptional benefit. We are particularly pleased with the results being generated globally by Operational Excellence program, our customized Six Sigma quality and productivity improvement program."

     Strong management of the company's pension assets resulted in a net pension credit of 12 cents per diluted share, which was included in the company's quarterly earnings. For full-year 2000, the company expects to recognize a net pension plan credit of approximately 50 cents per diluted share and expects to recognize similar annual pension plan credits for the next 3 to 5 years.

     First quarter sales grew 4 percent from the 1999 period to $2.6 billion. Absent currency translations, which reduced sales by $63 million, sales grew 7 percent in the quarter. The company believes that its underlying unit shipment growth remains fundamentally representative of its global growth strategies and objectives.
                                   - more -

Whirlpool Quarterly Results -- add one
--------------------------------------

     Whirlpool North America reported strong first quarter 2000 results including record levels of sales, unit shipments and operating profit. The company continues to outperform the North American appliance industry core product categories, which grew a robust 7 percent in the first quarter versus the prior year.

     For the remainder of the year, the company expects that its series of new product introductions, innovative brand-building initiatives and ongoing productivity improvements will continue to produce strong results. New products that are expected to drive results include the recently introduced Whirlpool brand Conquest(TM) side-by-side refrigerator with In-Door Ice(TM) system and the new Whirlpool brand Whispure(TM) air purifier. The company continues to expect that North American appliance industry unit shipments will grow approximately 3 percent for the full year.

     Whirlpool Europe also reported strong results including first quarter records for unit shipments, operating profits and sales in local currency. The company's unit shipment growth solidly outpaced the European appliance industry's gain of 4 percent in the first quarter versus the prior year.

     The company continues to expect European appliance industry shipments to grow between 4 and 5 percent for the full-year. The company also plans to continue its strong performance improvement with additional new product introductions, including new Whirlpool brand Imagine(TM) dishwashers, washing machines and dryers all incorporating sensor-driven 6th sense technology, as well as other aggressive brand building initiatives.

     Whirlpool Latin America, as expected, produced strong double-digit gains in unit shipments, sales and operating profit. This performance was driven by increasing consumer demand for Brastemp and Consul brand products, as well as by continued productivity improvements.

     The company expects to deliver additional performance improvements in Latin America as general economic and appliance industry conditions continue to strengthen, and as the company accelerates its aggressive schedule of new product introductions and other brand-building initiatives. For the full-year 2000,
                                   - more -

Whirlpool Quarterly Results -- add two
the company maintains its expectation for unit shipment growth between 7 and 10 percent for the Latin American appliance industry.

     Whirlpool Asia continued its string of quarterly performance improvements by again posting quarterly gains in unit shipments and sales, as well as in operating profit that more than tripled from the first quarter of 1999. Company performance was again driven by sales growth across the region. Consumer acceptance of the new globally designed Opera/TM/ line of Whirlpool brand refrigerators, first introduced in India, was particularly strong in the quarter and is expected to fuel additional sales growth throughout the year.

     The company continues to expect appliance industry unit shipments in its Asian region to grow between 8 and 10 percent for the full year.

     In summary Whitwam added, "Based on our excellent first quarter growth and financial performance, and our outlook for continued growth in the global appliance industry, we expect to deliver another year of record performance and operating profitability. And, we expect it will be a record year of performance by a fairly wide margin."

     Whirlpool Corporation is the world's leading manufacturer and marketer of major home appliances. Headquartered in Benton Harbor, the company manufactures in 13 countries and markets products under 11 major brand names in more than 170 countries. Additional information about the company can be found on the Internet at www.WhirlpoolCorp.com.

                                      ###

Media                                      Financial
Christopher Wyse                           Thomas Filstrup
616-923-3417                               616-923-3189
christopher_j_wyse@email.whirlpool.com     thomas_c_filstrup@email.whirlpool.com

Zen Yinger
616-923-5978
zen_m_yinger@email.whirlpool.com

This news release contains forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. In addition to the expected appliance industry results for 2000 noted in this news release, there are certain factors that could cause results to differ materially from those anticipated by some of the statements made. These factors are listed in the Company's most recently filed Form 10-Q and/or Form 10-K.

           CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (UNAUDITED)
                             WHIRLPOOL CORPORATION
                         FOR THE PERIOD ENDED MARCH 31
             (millions of dollars except share and dividend data)

                                                         Three Months Ended
                                                        --------------------      1999 Pro-forma
                                                          2000         1999      "Core" Earnings
                                                        -------      -------     ---------------
Net sales                                               $ 2,590      $ 2,486         $ 2,486

EXPENSES:
   Cost of products sold                                  1,942        1,867           1,867
   Selling and administrative                               405          421             421
   Intangible amortization                                    8            9               9
                                                        -------      -------     ---------------
                                                          2,355        2,297           2,297
                                                        -------      -------     ---------------
      OPERATING PROFIT                                      235          189             189

OTHER INCOME (EXPENSE):
   Interest and sundry income (expense)                      (9)        (152)              6
   Interest expense                                         (38)         (41)            (41)
                                                        -------      -------     ---------------
      EARNINGS (LOSS) BEFORE INCOME TAXES
        AND OTHER ITEMS                                     188           (4)            154

          Income taxes                                       71            8              61
                                                        -------      -------     ---------------
      EARNINGS (LOSS) BEFORE EQUITY EARNINGS
        AND MINORITY INTERESTS                              117          (12)             93

        Equity in earnings of affiliated companies           (2)          (2)             (3)
        Minority interests                                   (3)          42              (2)
                                                        -------      -------     ---------------
      NET EARNINGS                                      $   112      $    28         $    88
                                                        =======      =======     ===============
Per share of common stock:
   Basic earnings from continuing operations            $  1.53      $   .37         $  1.16
   Basic net earnings                                   $  1.53      $   .37         $  1.16

   Diluted earnings from continuing operations          $  1.52      $   .36         $  1.15
   Diluted net earnings                                 $  1.52      $   .36         $  1.15

   Cash dividends                                       $   .34      $   .34         $   .34
                                                        =======      =======     ===============

        Note:  1999 Pro-forma excludes 1st quarter Brazil devaluation.

                     CONSOLIDATED CONDENSED BALANCE SHEETS
                             WHIRLPOOL CORPORATION
                             (millions of dollars)


                                                  March 31       December 31
                                                    2000             1999
                                                (Unaudited)       (Audited)
                                                -----------      -----------
ASSETS

Current Assets
--------------
Cash and equivalents                             $    175         $    261
Trade receivables, less allowances of
     (2000:  $127 ;1999:  $124 )                    1,598            1,477
Inventories                                         1,237            1,065
Prepaid expenses and other                            219              286
Deferred income taxes                                  92               88
                                                 --------         --------
Total Current Assets                                3,321            3,177


Other Assets
------------
Investment in affiliated companies                    114              112
Intangibles, net                                      797              795
Deferred income taxes                                 247              247
Other                                                 337              317
                                                 --------         --------
                                                    1,495            1,471


Property, Plant and Equipment
-----------------------------
Land                                                   68               70
Buildings                                             857              863
Machinery and equipment                             4,258            4,249
Accumulated depreciation                           (3,035)          (3,004)
                                                 --------         --------
                                                    2,148            2,178

                                                 --------         --------
Total Assets                                     $  6,964         $  6,826
                                                 ========         ========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
-------------------
Notes payable                                    $    966         $    444
Accounts payable                                    1,174            1,081
Employee compensation                                 221              300
Accrued expenses                                      840              803
Restructuring costs                                    23               39
Current maturities of long-term debt                  238              225
                                                 --------         --------
Total Current Liabilities                           3,462            2,892


Other Liabilities
-----------------
Deferred income taxes                                 148              157
Postemployment benefits                               615              612
Other liabilities                                     166              168
Long-term debt                                        520              714
                                                 --------         --------
                                                    1,449            1,651

Minority Interests                                    154              416


Stockholders' Equity
--------------------
Common stock                                           84               84
Paid-in capital                                       383              374
Retained earnings                                   2,354            2,268
Unearned restricted stock                              (7)              (6)
Accumulated other comprehensive income               (418)            (443)
Treasury stock - at cost                             (497)            (410)
                                                 --------         --------
Total Stockholders' Equity                          1,899            1,867


Total Liabilities and Stockholders' Equity       $  6,964         $  6,826
                                                 ========         ========